Exhibit 10.37
UNSECURED SUBORDINATED PROMISSORY NOTE

$	Carrollton, Texas
April 23, 2010
RIGHTS OF THE HOLDER TO RECEIVE PAYMENT ARE SUBJECT AND SUBORDINATE TO THE PRIOR PAYMENT OF ALL OBLIGATIONS OF THE CORPORATION TO THE SENIOR SECURED PARTIES, AS DEFINED IN AND PURSUANT TO THE TERMS OF A SUBORDINATION AGREEMENT DATED SEPTEMBER 3, 2009, AMONG THE CORPORATION, THE HOLDER AND THE OTHER CREDITORS (AS DEFINED THEREIN) AND WELLS FARGO FOOTHILL, LLC, AS AGENT FOR THE SENIOR SECURED PARTIES, AS WELL AS BEING SUBORDINATE TO THE PRIOR PAYMENT OF ALL OBLIGATIONS OF THE CORPORATION TO HV CAPITAL INVESTORS, L.L.C., PURSUANT TO THE TERMS HEREOF. THIS SUBORDINATED PROMISSORY NOTE SHALL AT ALL TIMES BE UNSECURED.
     RealPage, Inc., a Delaware corporation (the “Corporation”) hereby promises to pay to the order of           (the “Holder”), its successors and assigns, in lawful money of the United States of America, the lesser of           ($       ) or the principal balance outstanding under this Subordinated Promissory Note (the “Promissory Note”), together with accrued and unpaid interest thereon, at the rate or rates set forth below, on the dates and in the amounts set forth below, and in any event, on the Maturity Date (as defined below).
     For purposes of this Promissory Note, the “Maturity Date” shall mean the earlier of (i) immediately prior to the closing of the Corporation’s initial public offering of its common stock pursuant to an effective registration statement under the Securities Act of 1933, as amended, (ii) immediately prior to the consummation of (A) any merger or consolidation of the Corporation into or with another corporation or other similar transaction or series of related transactions in which the Corporation’s stockholders of record (or their affiliates) as constituted immediately prior to such transaction or series of related transactions will not, immediately after such transaction or series of related transactions, beneficially own (as determined pursuant to Rule 13d-3 of the Securities Exchange Act of 1934, as amended) at least a majority of the voting power of the surviving or acquiring entity, or (B) the sale of all or substantially all the assets of the Corporation, or (iii) April 1, 2014.
     The unpaid principal amount of this Promissory Note shall bear interest at a rate per annum equal to eight percent (8.0%) calculated on the basis of a 365 day year and the actual number of days elapsed. If any interest is determined to be in excess of the then legal maximum rate, then that portion of each interest payment representing an amount in excess of the then legal maximum rate shall be deemed a payment of principal and applied against the principal of the obligations evidenced by this Promissory Note.
     Except as otherwise provided herein, the principal amount of this Promissory Note shall be payable in sixteen (16) consecutive quarterly payments (“Quarterly Payments”) and each payment shall be in the amount of           ($       ) plus all accrued and unpaid interest

thereon. Each payment shall be payable on the first business day of each quarter commencing on July 1, 2010 and continuing until the Maturity Date, at which time all outstanding principal and accrued and unpaid interest shall be due and payable in full. Notwithstanding the foregoing, any or all of the quarterly payments described in this paragraph may be deferred at the sole and absolute discretion of the Board of Directors of the Corporation. Any quarterly payment so deferred shall be due and payable on the Maturity Date.
     The indebtedness of the Corporation evidenced by this Promissory Note, including the principal and interest (collectively, “Subordinated Debt”) shall be fully subordinated and junior in all respects, including the right of payment to its obligations to HV Capital Investors, L.L.C. or its assignee (“Senior Lender”), whether direct or indirect, absolute or contingent, joint or several, secured or unsecured, due or to become due, now existing or later arising and whatever the amount and however evidenced in connection with the collateral of the Corporation (the “Senior Obligations”). OTHER THAN FOR QUARTERLY PAYMENTS, WHICH THE CORPORATION MAY MAKE SUBJECT SO LONG AS AN EVENT OF DEFAULT DOES NOT EXIST UNDER THE SENIOR OBLIGATIONS (INCLUDING ANY DOCUMENTS EVIDENCING SUCH SENIOR OBLIGATIONS) OR ANY OBLIGATIONS OF THE CORPORATION TO THE SENIOR SECURED PARTIES OR WOULD NOT EXIST AFTER GIVING EFFECT TO SUCH PAYMENTS, UNTIL THE IRREVOCABLE PAYMENT AND PERFORMANCE OF THE SENIOR OBLIGATIONS, NO PAYMENTS MAY BE MADE OF THE PRINCIPAL OF, OR INTEREST ON, THIS PROMISSORY NOTE. In the event of any insolvency, receivership, conservatorship, reorganization, readjustment of debt, marshaling of assets and liabilities or similar proceedings or any liquidation or winding up of or relating to the Corporation, whether voluntary or involuntary, all such obligations to Senior Lender shall be entitled to be paid in full before any payment shall be made on account of the principal or interest, on the Promissory Note. The indebtedness of the Corporation evidenced by this Promissory Note is not, and shall not be, a secured obligation of the Corporation or otherwise evidenced by any security agreement between the Corporation and the Holder.
     Except for payment of the Quarterly Payments in accordance herewith, Holder will not ask for, demand, sue for, take, receive or retain from the Corporation, and the Corporation shall not pay, by setoff or in any other manner, payment of all or any part of the indebtedness owing under this Promissory Note.
     SO LONG AS ANY OF THE SENIOR OBLIGATIONS REMAIN UNPAID, UPON THE OCCURRENCE OF AN EVENT OF DEFAULT UNDER THE SENIOR OBLIGATIONS (INCLUDING ANY DOCUMENTS EVIDENCING THE SENIOR OBLIGATIONS) OR ANY OBLIGATIONS OF THE CORPORATION TO THE SENIOR SECURED PARTIES, IN EACH CASE EITHER BEFORE OR AFTER GIVING AFFECT TO ANY QUARTERLY PAYMENTS DUE HEREUNDER (EACH A “BLOCKAGE DEFAULT”), HOLDER MAY NOT ASK FOR, DEMAND, SUE FOR, TAKE, RECEIVE OR RETAIN FROM THE CORPORATION, AND THE CORPORATION SHALL NOT PAY, BY SETOFF OR IN ANY OTHER MANNER, ANY QUARTERLY PAYMENTS UNTIL SUCH TIME AS HOLDER AND THE CORPORATION HAVE RECEIVED WRITTEN NOTICE FROM SENIOR LENDER THAT SUCH PAYMENTS MAY AGAIN BE MADE.

     Except as otherwise set forth herein, the Corporation agrees, and Holder by accepting this Promissory Note agrees, that: (A) the obligations evidenced by this Promissory Note are subordinated in right of payment in full of all of the Senior Obligations; (B) the subordination is for the benefit of the Senior Lender and Senior Lender shall be deemed to have acquired the Senior Obligations in reliance upon the covenants and provisions contained in this Promissory Note; (C) except for payment of the Quarterly Payments that may be made so long as a Blockage Default does not exist, should any payment, distribution or security, or proceeds of such payment, distribution or security (including without limitation, any Quarterly Payments or made to Holder after the occurrence of a Blockage Default), be received by Holder upon or with respect to this Promissory Note prior to the satisfaction in full of the Senior Obligations, Holder shall immediately deliver same to the Senior Lender in the form received (except for endorsement or assignment by Holder where required by the Senior Lender), for application on the Senior Obligations (whether or not then due and in such order of maturity as Senior Lender elects) and, until so delivered, the same shall be held in trust by Holder as the property of the Senior Lender; (D) no revision to any provision of this Promissory Note applicable or relevant to the subordination of this Note to the Senior Obligations shall be made or become effective until approved in writing by the Senior Lender; and (E) Senior Lender shall have no obligation to deliver to Holder any notice of an Event of Default or Blockage Default and failure by Senior Lender to deliver any such notice to Holder shall not affect Holder’s obligation to hold in trust any funds received by Holder from the Corporation after the occurrence of such Event of Default or Blockage Default.
     Upon any distribution (whether cash, securities or other property, by setoff or otherwise) to creditors of the Corporation in a liquidation or dissolution of the Corporation or in bankruptcy, reorganization, insolvency, receivership or similar proceeding relating to the Corporation or its property: (A) Senior Lender shall be entitled to payment in full of all Senior Obligations with respect to the Senior Lender (including interest after the commencement of any such proceedings at the rates specified for the applicable indebtedness) to the date of payment of the applicable Senior Obligations before Holder shall be entitled to receive any payment of any obligations with respect to this Promissory Note; and (B) until all Senior Obligations are indefeasibly paid in full, any distribution to which Holder would be entitled shall be made to Senior Lender.
     No right of Senior Lender to enforce the subordination of the indebtedness evidenced by this Note shall be impaired by any act or failure to act by the Corporation or by its failure to comply with the terms and conditions of this Promissory Note. Senior Lender shall be deemed a third party beneficiary of this Promissory Note for purposes of enforcing the terms of hereof.
     This Promissory Note may be prepaid in whole or in part at any time, without premium or penalty.
     In the event that the Corporation shall fail to pay when due any principal or interest on this Promissory Note, then if such payment of principal or interest is not made within 5 days of the due date, then the Holder may declare all obligations (including without limitation, outstanding principal and accrued and unpaid interest thereon) under this Promissory Note to be immediately due and payable without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived.
     This Promissory Note is being delivered in, is intended to be performed in, shall be construed and interpreted in accordance with, and be governed by the internal laws of, the State of Texas, without regard to principles of conflict of laws.
     This Promissory Note may only be amended, modified or terminated by an agreement in writing signed by the party to be charged. This Promissory Note shall be binding upon the heirs, executors, administrators, successors and assigns of the Corporation and inure to the benefit of the Holder and its permitted successors, endorsees and assigns.

REALPAGE, INC.
By:
Stephen T. Winn
Chief Executive Officer

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